Exhibit 99.1
WAIVER AND FIFTH AMENDMENT TO
REVOLVING CREDIT AND TERM LOAN AGREEMENT
     THIS WAIVER AND FIFTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Waiver and Amendment”) is dated the 6th day of February, 2008 by and among FIRST ACCEPTANCE CORPORATION (the “Borrower”), SUNTRUST BANK as Administrative Agent and as a Lender and FIRST BANK as a Lender.
RECITALS:
     A. The Borrower, Administrative Agent and Lenders are parties to a Revolving Credit and Term Loan Agreement dated as of January 12, 2006 (as previously amended by the Waiver and First Amendment to Revolving Credit and Term Loan Agreement, as previously amended by the Waiver and Second Amendment to Revolving Credit and Term Loan Agreement, as previously amended by the Waiver and Third Amendment to Revolving Credit and Term Loan Agreement, and as previously amended by the Waiver and Fourth Amendment to Revolving Credit Loan Agreement, and as amended from time to time, collectively, the “Credit Agreement”).
     B. Borrower has requested a waiver of compliance by the Borrower with certain provisions of the Credit Agreement and has requested that certain provisions of the Credit Agreement be amended.
     C. Subject to the terms of this Fifth Amendment to Revolving Credit and Term Credit Agreement, the Lenders have agreed to such waivers and amendments as set forth herein.
     D. Terms not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
     NOW, THEREFORE, in consideration of the foregoing, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     Section 1. Waiver of Compliance with Section 6.1 for Certain Period. Compliance by the Borrower with the terms of Section 6.1 of the Credit Agreement for the quarter ending December 31, 2007 is hereby waived.
     Section 2. Waiver of Compliance with Section 6.6 for Certain Period. Compliance by the Borrower with the terms of Section 6.6 of the Credit Agreement for the quarter ending December 31, 2007 is hereby waived.
     Section 3. Fixed Charge Coverage Ratio. Section 6.1 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:
     Section 6.1 Fixed Charge Coverage Ratio. The Borrower will have, on a consolidated basis, as of the end of the quarter ending March 31, 2008 (measured for such fiscal quarter), a Fixed Charge Coverage

Ratio of not less than 1.2 to 1.0. Thereafter, the Borrower will have on a consolidated basis, as of the end of each fiscal quarter of the Borrower (measured for such fiscal quarter), commencing with the fiscal quarter ending June 30, 2008, a Fixed Charge Coverage Ratio of not less than 1.3 to 1.0.
     Section 4. Elimination of Combined Ratio Covenant. Section 6.4 of the Credit Agreement is deleted in its entirety.
     Section 5. Minimum Net Income. Section 6.6 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:
     Section 6.6 Minimum Net Income. The Borrower shall maintain Minimum Net Income for the following fiscal quarters ending as set forth below:

March 31, 2008	Greater than $0.00
June 30, 2008	Greater than $0.00
September 30, 2008	Greater than $0.00
December 31, 2008	Greater than $0.00
March 31, 2009	Greater than $0.00
June 30, 2009	Greater than $0.00
September 30, 2009	Greater than $0.00
December 31, 2009	Greater than $0.00
March 31, 2010	Greater than $0.00
Net Income shall be defined as follows: for any period, the net income (or loss) of the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP. In computing net income (or loss), the Borrower shall be entitled to add back any non-cash expense related to (i) increases in the deferred tax valuation allowance (and shall be required to subtract any decrease), (ii) non-cash stock-based compensation, and (iii) the impairment of goodwill or identifiable intangible assets.
     Section 6. Representations and Warranties. To induce the Administrative Agent, the Issuing Bank, the Swingline Lender and the Lenders to enter into this Waiver and Amendment, the Borrower hereby represents and warrants to the Lenders that:
     (a) Reaffirmation. As of the date of this Waiver and Amendment and after giving effect to this Waiver and Amendment, the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects (except to the extent that any such representation or warranty expressly relates to a specified earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and except for changes in facts and circumstances which are not prohibited by the terms of the Credit Agreement); and

     (b) No Default. As of the date hereof and after giving effect to this Waiver and Amendment, no Default or Event of Default shall have occurred and be continuing.
     Section 7. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Waiver and Amendment.
     Section 8. Conditions. The effectiveness of this Waiver and Amendment is subject to the satisfaction of the following conditions precedent:
     (a) The Lenders shall have received this Waiver and Amendment (and any other documents necessary to evidence the transactions relating thereto) duly executed by the Borrower and the Guarantors, as applicable;
     (b) No Default or Event of Default shall exist; and
     (c) The Administrative Agent shall have received an incumbency certificate with respect to the officer(s) of Borrower executing this Waiver and Amendment, and a certificate of existence for the Borrower.
     Section 9. Resolutions. Within 10 days of the date of this Waiver and Amendment, Borrower shall deliver to the Administrative Agent a resolution of the Borrower ratifying and affirming the execution and delivery of this Waiver and Amendment and all transactions related hereto, in form and substance satisfactory to the Administrative Agent and its counsel. Failure to deliver such resolution within such period shall constitute an Event of Default under the Credit Agreement.
     Section 10. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     Section 11. Severability; Headings. Any provision of this Waiver and Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subsection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.
     Section 12. Continuing Effect of Other Documents. This Waiver and Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein and, except to the extent that the Credit Agreement expressly has been amended hereby, shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Required Lenders or the Administrative Agent. Except as

expressly amended, modified or supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.
     Section 13. Affect of Waiver. No consent or waiver, express or implied, by the Administrative Agent to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Subsidiary Loan Party, including without limitation the waivers described in paragraph 2 above, shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
     Section 14. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Fifth Amendment to Revolving Credit and Term Loan Agreement as of the date first set forth above.

FIRST ACCEPTANCE CORPORATION
By:	/s/ Michael J. Bodayle
Title: Treasurer

SUNTRUST BANK, as Administrative Agent and as a Lender
By:	/s/ William Christensen
Title: Director

FIRST BANK, as a Lender
By:	/s/ Douglas A. Remke
Title: Vice President

CONSENT OF GUARANTORS
     The undersigned, each a Guarantor, as defined in the Subsidiary Guarantee Agreement, hereby execute this Waiver and Fifth Amendment to Revolving Credit and Term Loan Agreement to evidence their consent thereto, as well as the transactions contemplated thereby, and agree that the Subsidiary Guarantee Agreement dated January 12, 2006, remains in full force and effect.

USAUTO HOLDINGS, INC., as a Guarantor
By:	/s/ Michael J. Bodayle
	Name:	Michael J. Bodayle
	Title:	Treasurer

TRANSIT AUTOMOBILE CLUB, INC., as a Guarantor
By:	/s/ Michael J. Bodayle
	Name:	Michael J. Bodayle
	Title:	Treasurer

ALABAMA ACCEPTANCE INSURANCE AGENCY, INC., as a Guarantor
By:	/s/ Michael J. Bodayle
	Name:	Michael J. Bodayle
	Title:	Treasurer

ACCEPTANCE INSURANCE AGENCY OF TENNESSEE, INC., as a Guarantor
By:	/s/ Michael J. Bodayle
	Name:	Michael J. Bodayle
	Title:	Treasurer

ACCEPTANCE INSURANCE AGENCY, INC., as a Guarantor
By:	/s/ Michael J. Bodayle
	Name:	Michael J. Bodayle
	Title:	Treasurer

FIRST ACCEPTANCE SERVICES, INC., as a Guarantor
By:	/s/ Michael J. Bodayle
	Name:	Michael J. Bodayle
	Title:	Treasurer

ACCEPTANCE INSURANCE AGENCY OF ILLINOIS, INC., as a Guarantor
By:	/s/ Michael J. Bodayle
	Name:	Michael J. Bodayle
	Title:	Treasurer

LNC HOLDINGS, INC., as a Guarantor
By:	/s/ Michael J. Bodayle
	Name:	Michael J. Bodayle
	Title:	Treasurer

ACCEPTANCE INSURANCE AGENCY OF TEXAS, INC., as a Guarantor
By:	/s/ Michael J. Bodayle
	Name:	Michael J. Bodayle
	Title:	Treasurer

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